UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2017

SOUTHWEST GAS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-37976	81‑3881866
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876‑7237
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ___

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ___

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2017, subsidiaries of Southwest Gas Holdings, Inc (the “Company”), including Centuri Construction Group, Inc. (“Centuri”), Vistus Construction Group, Inc., Meritus Group, Inc. and NPL Construction Co. as US Borrowers and Lynxus Construction Group Inc. as Canadian Borrower (collectively “Borrowers”) amended and restated their senior secured revolving credit and term loan facility (the “Credit Facility”), increasing the borrowing capacity from $300 million to $450 million, with the lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, and Issuing Lender; Bank of America, N.A., as Syndication Agent; Wells Fargo Securities, LLC, as Joint Lead Arranger and Joint Bookrunner; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arranger and Joint Bookrunner.  The Credit Facility is scheduled to expire in November 2022 and replaces the previous $300 million secured revolving credit facility, which was scheduled to expire in October 2019.

Interest rates for the Credit Facility are calculated at the London Interbank Offered Rate (“LIBOR”), the Canadian Dealer Offered Rate (“CDOR”), or an alternate base rate or Canadian base rate, plus in each case an applicable margin that is determined based on the Borrowers’ consolidated leverage ratio.  The applicable margin ranges from 1.00% to 2.25% for loans bearing interest with reference to LIBOR or CDOR and from 0.00% to 1.25% for loans bearing interest with reference to the alternate base rate or Canadian base rate.  The Borrowers are also required to pay a commitment fee on the unfunded portion of the commitments based on the consolidated leverage ratio.  The commitment fee ranges from 0.15% to 0.35% per annum.  The updated $450 million senior secured revolving credit and term loan facility continues to be secured by substantially all of the assets of Centuri and its subsidiaries, except those explicitly excluded under the terms of the agreement (including owned real estate and certain certificated vehicles).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 is incorporated herein by reference.

Item 8.01 Other Items.

In November 2017, the Company, through its construction services subsidiaries, completed the acquisition of a privately held construction business, New England Utility Constructors, Inc. (the “Acquisition”), for approximately $95 million, less assumed debt.  The agreements for the Acquisition contain customary representations, warranties, covenants, and indemnification provisions.  Funding for the Acquisition (including transaction fees) was primarily provided by the $450 million secured revolving credit and term loan facility noted in Item 1.01 above.  Additional payments are required for excess net working capital and taxes related to the mutual 338(h)(10) election under United States Treasury regulations (deemed asset sale/purchase under tax regulations).  Certain of these payments will be estimated as of the acquisition date and will be adjusted when finally paid in the first half of 2018.  The Company is currently performing a detailed valuation analysis of the assets and liabilities of the acquired company, which is expected to be substantially completed during the fourth quarter of 2017.  The analysis will consider acquired intangibles, including customer relationships and trade names.  Based on preliminary results, a substantial majority of the purchase price will be allocated to goodwill and other finite-lived and indefinite-lived intangibles.  The Acquisition will extend the construction services operations of Centuri in the Northeast area of the United States and is expected to provide additional opportunities for expansion.

Cautionary Statement Regarding Forward Looking Statements

Statements about the Company’s expectations for the Acquisition and all other statements in this presentation other than historical facts are forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside of our control, which could cause actual results to differ materially from such statements. There are a number of risks and uncertainties that could cause results to differ materially from those indicated by applicable forward-looking statements, including the failure of the acquired company (“Neuco”) to produce anticipated financial and operational results; the impact on the energy construction industry from various factors, including regulatory and legislative developments; the effect on the businesses of Centuri and Neuco from a decline in economic and financial conditions; the potential adverse impact to the businesses of the companies as a result of uncertainty surrounding the transactions, including the inability to retain key personnel; the ability to effectively compete for new projects and market share; and the potential adverse effect of other economic, business, and/or competitive factors on the combined companies or their respective businesses.. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, and its other filings with the Securities and Exchange Commission, which are available free of charge on the SEC’s website at www.sec.gov and through the Company’s website at www.swgasholdings.com. All forward-looking statements are made as of the date of this document, and the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: November 7, 2017
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer